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                                                                    Exhibit 23.2

                      Consent of Independent Accountants


The Board of Directors
Technisource, Inc.


We consent to the use of our reports incorporated herein by reference.






                                                              KPMG LLP


Fort Lauderdale, Florida
June 15, 2001